Exhibit 99.2

Idera Pharmaceuticals Contacts:

Jill Conwell Investor Relations & Corporate Communications Phone (484) 348-1675 JConwell@IderaPharma.com	John J. Kirby Chief Financial Officer Phone (484) 348-1627 JKirby@IderaPharma.com

Idera Pharmaceuticals Announces Change of Location for 2020 Annual Meeting of Stockholders

2020 Annual Meeting of Stockholders will be held in a virtual format

EXTON, PA, April 30, 2020 —Idera Pharmaceuticals, Inc. (“Idera” or the “Company”) (Nasdaq: IDRA) today provided notice of a change in the location for its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) via the filing of additional proxy materials with the U.S. Securities and Exchange Commission.

Due to the public health impact of the coronavirus (COVID-19) pandemic and related government actions, and to support the health and well-being of our employees, stockholders, and community, the location of Idera’s Annual Meeting has been changed and will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

Meeting Date: Tuesday, May 12, 2020

Meeting Time: 9:00 a.m. (Eastern Time)

Conference Call Access: (844) 882-7837 (U.S.) or +1 (574) 990-9824 (international);

  Conference Code: 7877966

Webcast Access: https://edge.media-server.com/mmc/p/8uhpyq28

The Annual Meeting is open to stockholders who owned shares as of March 24, 2020 (the “Record Date”), proxy holders, and any other interested party that would like to participate as a guest.

Registered Holders

Stockholders are encouraged to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. If you were a stockholder as of the close of business on the Record Date, you will have the ability to vote during the Annual Meeting by voice vote after confirming your account number issued by the Company’s transfer agent, Computershare. You can obtain your Computershare account number by looking at your most recent communication from Computershare or by calling 1-800-652-VOTE (8683).

Beneficial Holders

If you hold your shares through a broker, bank, or other nominee (that is, in “street name”), then your broker, bank, or other nominee is the stockholder of record and such nominee might not be able to vote your shares unless you provide it with voting instructions. You should instruct your broker, bank, or other nominee to vote your shares by following the instructions that your broker, bank, or other nominee provided when it sent the Company’s proxy materials to you. You may not vote shares held in street name by returning a proxy card directly to the Company or via the conference call unless you provide the Company with a “legal proxy,” which you must obtain from your broker, bank, or other nominee. If you obtain a legal proxy and plan to vote at the Annual Meeting via conference call, then the Company must receive your legal proxy by 5:00 p.m., Eastern Time, on May 11, 2020. You will receive an e-mail from the Company confirming your registration to vote at the Annual Meeting. Legal proxies may be submitted by mail to: Corporate Secretary, Idera Pharmaceuticals, Inc., 505 Eagleview Boulevard, Suite 212, Exton, Pennsylvania 19341; or by e-mail to legal@iderapharma.com.

If you do not have a valid Computershare account number or legal proxy, you will still be able to attend the virtual meeting as a guest; however, you will not have the option to vote your shares during the virtual meeting or ask questions at the virtual meeting.

As noted above, all stockholders are encouraged to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting, even if you plan to attend the virtual meeting. Please note that the proxy card included with the proxy materials previously distributed may continue to be used to vote your shares in connection with the Annual Meeting. This proxy card will not be updated to reflect the change in location.

About Idera Pharmaceuticals

Harnessing the approach of the earliest researchers in immunotherapy and the Company’s vast experience in developing proprietary immunology platforms, Idera’s lead development program is focused on priming the immune system to play a more powerful role in fighting cancer, ultimately increasing the number of people who can benefit from immunotherapy. Idera also continues to focus on the acquisition, development, and ultimate commercialization of drug candidates for both oncology and rare disease indications characterized by small, well-defined patient populations with serious unmet needs. To learn more about Idera, visit IderaPharma.com.

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